                                                                EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Integrated Packaging Assembly Corporation on Form SB-2 Number 333-326LA (filed on January 17, 1996) of our report dated January 13, 1997 (except
Note 5, for which the date is March 25, 1997) appearing on page 21 of this Form 10-K.


Price Waterhouse LLP
San Jose, California
March 27, 1997